SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported): March 27, 2003


                           PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                        333-54996                88-0470235
(State or other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


                7898 E. Acoma Dr. Ste: 102, Scottsdale, AZ 85260
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 480-951-2300
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     N/A

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On March 26, 2003, the Registrant by resolution of its board of directors, has elected to dismiss its independent auditors S.W. Hatfield, CPA effective as of that date.

     On March 31, 2003 the Registrant has engaged Epstein, Weber & Conover, P.L.C., Certified Public Accountants, 8950 E. Raintree, Suite 200, Scottsdale, Arizona 85260, as our audit firm.

     S.W. Hatfield, CPA `s report on the financial statements of the registrant for the past year and interim periods do not contain an adverse opinion or disclaimer of opinion or was qualified as to audit scope or accounting principles. The opinion does contain a going concern paragraph which states:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has had no viable operations or significant assets since inception and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

     The decision to change accountants was approved by the Board of Directors of the Registrant.

     During the Registrant's two most recent fiscal years ended December 31, 2001 and interim periods through the date of this Form 8-K, there were disagreements concerning a S-8 filing regarding Kelly Black and purchasing of company's securities during the third quarter of 2002 fiscal year.

     The company filed Form S-8 for Kelly Black, which was rescinded because the company had received erroneous information regarding its filing. Mr. Hatfield informed the company of this, and the company immediately canceled the S-8.

     During the fiscal third quarter of 2002 the company purchased its common stock on the open market in an account owned by a principal of the company which was disclosed in the filing the company's third quarter 10Q 2002. The shares were purchased solely for the company to put in their treasury account. On 08/23/02 140,000 shares were purchased, 08/26/02 150,000 shares were purchased, 09/09/02 50,000 shares , and 09/12/02 40,000 shares were purchased. After the purchase of the shares the shares were they transferred immediately into the company's account at the brokerage firm. There was no intent to defraud or manipulate the company stock price. As a result of this mistake there was no effect upon the company's stock price. The appropriate documents have been filed for this particular transaction with the SEC. Form 8K Filed 11/20/2002 and a Form 4 was filed under separate cover.

     Regarding these two issues, it is the company's opinion there are no disagreements only difference of opinions with Mr. Hatfield.

     S.W. Hatfield, CPA has not advised the registrant of the matters outlined in Item 304 (a)(1)(iv)(B) of Regulation S-B with respect to internal accounting controls, management representations, scope of the audit and material matters coming to their attention that would impact the financial statements and their audit report for the Registrant's two most recent fiscal years ended December 31, 2001 and interim periods through the date of this Form 8-K.

     Prior to engaging Epstein, Weber & Conover, PLC, the registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (16) Letter from former accountants

ITEM 8. CHANGE IN FISCAL YEAR

     N/A

ITEM 9. REGULATION FD DISCLOSURE

     N/A

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Palomar Enterprises, Inc.

                               By: /s/ Jeffery Halbirt
                                  --------------------------------
                                  Jeffery Halbirt